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                                      FORM 8-A

                         U.S. SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                 ---------------------

                     FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                          PURSUANT TO SECTION 12(b) or (g) OF THE
                              SECURITIES EXCHANGE ACT OF 1933


                                CGB&L FINANCIAL GROUP, INC.
                   (Exact name of registrant as specified in its charter)

             Delaware                                   37-1374123
     ------------------------------            -----------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)

        229 E. South Street, P.O. Box 680, Cerro Gordo, Illinois  61818-0680
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                       (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                  Title of each class         Name of each exchange on which
                  to be so registered         each class is to be registered

                        none                                 none
                 -----------------------      ---------------------------------

 If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

 If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

 Securities Act registration statement file number to which this form
relates:             33-55953
        ------------------------------

 Securities to be registered pursuant to Section 12(g) of
the Act:               common stock
         ----------------------------------
                 (title of class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

 The description of the Registrant's securities contained in the Registrant's Form SB-2 Registration Statement is incorporated herein by reference.

ITEM 2. EXHIBITS.

 List below all exhibits filed as a part of the registration statement:

 3.1 Certificate of Incorporation of CGB&L Financial Group, Inc. (as filed with Registrant's Form SB-2 Registration Statement)

 3.2 Bylaws of CGB&L Financial Group, Inc. (as filed with Registrant's Form SB-2 Registration Statement)

                                        SIGNATURE

 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)     CGB&L Financial Group, Inc.
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Date                  August 12, 1998
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By:          /s/ Maralyn F. Heckman
             -------------------------------------
               Maralyn F. Heckman, President